UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event report) July 25, 2002

Classic Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27170 (Commission File Number)	61–1289391 (I.R.S. Employer Identification No.)

344 Seventeenth Street
Ashland, Kentucky  41101
(Address of Principal Executive Offices)

(606) 326–2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

       (a) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Presentation for analysts and investors

ITEM 9. Regulation FD Disclosure

       On July 25, 2002, representatives of Classic Bancshares, Inc., a Delaware corporation (“Classic Bancshares”) made presentations to securities analysts and institutional investors at the Keefe Bruyette & Woods 2002 Community Bank Investor Conference and on August 6, 2002 such representatives made a presentation at the Company’s Annual Meeting of Shareholders using slides containing the information attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

       The information contained or referenced to in this report, including the text of the attached presentation, it furnished or referred to by Classic Bancshares pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise to the liabilities of that Section, unless Classic Bancshares specifically incorporate its by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, Classic Bancshares makes no admission as to the materiality or non public nature of any information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSIC BANCSHARES, INC. (Registrant)

Date: August __, 2002	By:	/s/ Lisah M. Frazier

Lisah M. Frasier, Chief Operation Officer and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Presentation for analysts and investors